                                                                   EXHIBIT 10.22

     THIS LEASE is made the Fifth day of July.  One thousand nine hundred and
     ----------
eighty five BETWEEN the person whose name and address appears in Part 1 of the
            -------
First Schedule (hereinafter called "the Landlord") of the first part and the person whose name and address appears in Part 2 of the First Schedule (hereinafter called "the Tenant") of the second part and the person whose name and address appears in Part 3 of the First Schedule (hereinafter called "the Surety") of the third part

NOW THIS DEED WITNESSETH as follows:-
------------------------

1.   IN this Lease and the Schedules thereto unless the context otherwise
     --
requires the following shall have the following meanings:-

     1.1     "the Specified Period":  the period of eighty years from the date
              --------------------
of this Lease which shall be the perpetuity period applicable to these Presents

     1.2     "the Term":  the term of years created hereby specified in Part 5
              --------
of the First Schedule and which shall include any continuation or extension thereof whether by agreement between the parties hereto or pursuant to any Statute for the time being in force and which shall be deemed to commence for all purposes on the date specified in Part 5 of the First Schedule

     1.3     "Determination of the Term":  the determination of the term whether
              -------------------------
by effluxion of time re-entry notice surrender or any other means or cause whatsoever

     1.4     "the Landlord":  the person or persons or firm or company or
              ------------
corporate body or any combination thereof for the time being entitled to the reversion immediately expectant upon the Determination of the Term

     1.5     "the Tenant":  without prejudice to the operation of Section 79 of
              ----------
the Law of Property Act 1925 the person or persons or firm or company or corporate body or, any combination thereof in whom the term is from time to time vested whether by assignment devolution in law or otherwise

     1.6     "the Surety":  shall include the Surety's successors in title and
              ----------
(in the case of any subsequent surety) personal representatives

     1.7     "the Plan":  means the plan annexed hereto upon which all
              --------
delineations are for identification only

     1.8     "the Premises":  the property specified in Part 4 of the First
              ------------
Schedule hereto including as well as the whole any part or parts thereof as appropriate Together with all buildings and the foundations thereof now or at any time hereafter erected thereon and all or any alteration reconstruction or rebuilding thereof whether wholly or partially and any alterations additions add improvements thereto and the rights hereby granted but subject to the exceptions and reservations hereinafter mentioned and all Landlord's fixtures and fittings in the Premises whether now or hereafter affixed including (whether or not a fact) the items, set forth in the inventory attached

     1.9     "the Planning Acts":  the Town and Country Planning Acts 1971 and
              -----------------
1972 the Town and Country Planning (Amendment) Act 1977 and the Town and Country Amenities Act 1974

     1.10    "these Presents":  this Lease and the Schedules hereto any license
              --------------
granted pursuant hereto any deed of variation of the provisions hereof and any instrument made supplemental hereto

     1.11    "Insured Risks":  the risks from time to time covered by the policy
              -------------
or policies of insurance effected by the Landlord pursuant to his covenant hereinafter contained against loss or damage by fire storm tempest flood earthquake lightning explosion aircraft (other than hostile aircraft) and other aerial devices and articles dropped therefrom riot and civil commotion and malicious damage bursting or overflowing of water tanks apparatus or pipes and impact and any other usual comprehensive risks as the Landlord shall in its reasonable discretion from time to time desire to insure

     1.12    "Prescribed Rate":  interest, at an annual rate of 3 per cent above
              ---------------
the base lending rate of Midland Bank PLC applicable from time to time during any period during which any payment of interest, accrues due under these Presents whether before or after judgement

     1.13    "the Initial Rent":  the amount of the Reserved Rent specified in
              ----------------
Part 5 of the First Schedule payable in respect of the period expiring on the Review Date first occurring during the Term

     1.14    "the Reserved Rent":  the yearly rent from time to time payable in
              -----------------
accordance with the terms of Part 5 of the First Schedule and Part 1 of the Fifth Schedule

     1.15.1  "Review Date":  the date of expiration of the fifth year of the
              -----------
Term and the date of expiration of each successive period of five years thereafter during the Term (but subject to the provisions of Paragraph 8 of Part I of the Fifth Schedule) and the expression "Relevant Review Date" shall be construed accordingly

                                       2.

     1.15.2  "Review Period":  the period between a Review Date and the next
              -------------
succeeding Review Date and the expression "Relevant Review Period" shall be construed accordingly

     1.16    "Open Market Rent":  the best yearly rent at which the Notional
              ----------------
Premises might reasonably be expected to be let at the Relevant Review Date or other date upon which such assessment falls to be made by a willing landlord to a willing tenant in the open market with vacant possession and without fine or premium for a term equal to the greater of (1) the then unexpired residue of the Term and (2) ten years assuming if not the fact that the notional buildings comprised in the Notional Premises are in existence and that covenants and conditions similar to the covenants and conditions on the part of the Tenant contained in these Presents have been duly observed and performed in respect of the Notional Premises and by a lease demising only the Notional Premises and otherwise containing the same terms and provisions in all respects as these Presents (but including normal provisions for open market upward only rent reviews at five year intervals in substitution for the rent review provisions contained in these Presents and excluding the amount of the Reserved Rent) there being disregarded

          (a) those matters set-out in paragraphs (a) and (b) of S.34(1) of the Landlord and Tenant Act 1954 (including any such matters which may be attributable to any undertenant of the Premises or any part thereof)

          (b) any effect upon rent of any improvement carried out by the Tenant or any undertenant during the Term otherwise than in pursuance of an obligation under these Presents

          (c) any use of or works carried out by the Tenant or any sub-tenant or occupier which may in any way diminish the rental value of the Premises and

          (d) any effect on rent of the Rent Restrictions or any law for the time being in force which imposes restraint upon increase in the rent payable in respect of the Premises or recovery of such increase

     1.17    "Surveyor":  an independent Chartered Surveyor appointed from time
              --------
to time to determine the Open Market Rent

     1.18    "Rent Restrictions":  restrictions imposed by any Statute for the
              -----------------
time being in force and any regulations or orders made thereunder which operate to impose any limitation on whether in time or amount on the review of the Reserved Rent and/or the collection of any increase in the Reserved Rent or any part thereof

                                       3.

     1.19    "usual quarter days":  25th March, 24th June, 29th September and
              ------------------
25th December

     1.20    "Notional Premises":  the Premises (excluding the matters to be
              -----------------
disregarded pursuant to clause 116 paragraphs (a) to (d) inclusive) on the assumption that the principal building therein comprised is (or at the Relevant Review Date shall be) a building in all material respects (so far as reasonably possible) of the same age, design, construction and layout and with similar ancillary facilities and with the same proportionate distribution of internal floor space between the several uses carried on or intended to be carried on therein as (in all such respects) the actual principal building for the time being comprised in the Premises but has (or shall have) a gross internal floor area of 25,000 square feet

     1.21    "Comparable Premises":  premises situated in the County of Avon
              -------------------
which:-

          (i) Are suitable for use and occupation for the purposes permitted by these Presents without unusually onerous restrictions but so that no other use thereof is permitted and

          (ii) Are similar in size and specification to the Notional Premises and

          (iii) Are (or are assumed to be) in good repair and condition and of about the same age as the principal building from time to time comprised in the Premises and

          (iv) Are let to an occupational tenant

                    (a) at an exclusive rack rent without fine or premium and

                    (b) for a term which for this purpose is assumed to be substantially similar to the notional term to be assumed at the Relevant Review Date for the purpose of calculating the "Open Market Rent" pursuant to clause
1.16 and

                    (c) with normal open market upward only rent reviews at five year intervals and

                    (d) otherwise on standard full repairing and insuring terms

     1.22    "Comparable Rent":  the average clear yearly rent per square foot
              ---------------
at which the Comparable Premises are let at the Relevant Review Date

                                       4.

     1.23    "Multiplier":  the aggregate (expressed as a percentage) of (a) one
              ----------
hundred and (b) four fifths of the percentage increase in the Comparable Rent between the Review Date immediately preceding the Relevant Review Date and the Relevant Review Date (or in the case of the first Review Date between the date of commencement of the Term and the Relevant Review Date)

     1.24 These Presents shall unless the context otherwise requires be construed on the basis that:-

          1.24.1  ANY reference to any Act or any section of any Act shall be
                  ---
deed to include any amendment modification or reenactment thereof and any statutory instrument bye-law rule directive order or regulation made thereunder for the time being in force

          1.24.2  ANY covenant by the Tenant not to do any act or thing shall be
                  ---
deemed to include a covenant not to suffer or permit the doing of that act or thing

          1.24.3  ANY reference to the doing or permitting of any act or thing
                  ---
by the Landlord shall be deemed to include the doing or permitting of that act or thing by the agents workmen servants or other employee or agent of or any contractor engaged by the Landlord (with or without plant materials and equipment)

          1.24.4  WHERE more than one person is included in the expressions "the
                  -----
Landlord" and "the Tenant" and "the Surety" covenants and obligations at any time expressed to be made or assumed by such party are made and are to be construed as made by all such persons jointly and each of them severally

          1.24.5  COVENANTS and obligations made or assumed by any party shall
                  ---------
be binding and enforceable against his personal representatives

          1.24.6  THE clause headings in these Presents are for ease of
                  ---
reference only and shall not affect the construction thereof

2.   THE Landlord HEREBY DEMISES the Premises unto the Tenant TO HOLD the same
     ---          --------------                              -------
for the Term and paying the Reserved Rent

3.   THE Premises are demised TOGETHER with the rights set out in Part 1 and
     ---                      --------
EXCEPT AND RESERVED to the Landlord and those authorised by the Landlord as set
-------------------
out in Part 2 respectively of the Second Schedule

4.   THE Tenant covenants with the Landlord in the manner set out in Part 1 of
     ---
the Third Schedule

                                       5.

 5.  THE Landlord covenants with the Tenant in the manner set out in Part 2 of
     ---
the Third Schedule

6.   THE demise hereby made is subject to the proviso for forfeiture set out in
     ---
the Fourth Schedule

7.   THE matters and things set out in the Fifth Schedule are agreed and
     ---
declared between and by the Landlord and the Tenant

8.   THE Surety covenants with the Landlord in the manner set out in the Sixth
     ---
Schedule

       IN WITNESS whereof this deed has been executed by the parties hereto the
       ----------
day and year first before written.

                               THE FIRST SCHEDULE
                               ------------------

                             PART 1 - THE LANDLORD
                             ---------------------


       BOTANY INVESTMENTS LIMITED of Botany Avenue Mansfield Nottinghamshire
       --------------------------
NG18 5NF


                              PART 2 - THE TENANT
                              -------------------

INMOS LIMITED of Whitefriars Lewins Mead Bristol BS1 2NP
-------------


                              PART 3 - THE SURETY
                              -------------------

INMOS INTERNATIONAL plc of Whitefriars Lewins Mead Bristol BS1 2NP
-----------------------

                             PART 4 - THE PREMISES
                             ---------------------

       ALL THAT property situate at Coed Rhedyn Newport in the County of Gwent
       --------
as the same is more particularly shown edged red on the Plan

                             PART 5 - TERM AND RENT
                             ----------------------

       THE TERM Twenty Five years from the 25th day of March One thousand nine
       --------
hundred and eighty-five

       THE RESERVED RENT:
       -----------------

     Until the Review Date the sum of Two hundred and thirty thousand four hundred and ninety pounds per annum ((Pounds)230,490) and so proportionately for any part of a year

                                       6.

                          PART 6 - THE PERMITTED USE
                          --------------------------

     Class III of the Town and Country Planning (Use Classes) Order 1972 including (but not to the exclusion of other uses within the said Class III) the manufacturing and service industry uses in the development assembly research and administration of high technology processes and products together with ancillary office storage and other facilities


                              THE SECOND SCHEDULE
                              -------------------

                                    PART 1
                                    ------

                        (Rights included in the demise)
                        -------------------------------

       THE right for the Tenant in common with the Landlord and all other
       ---
persons now or hereafter authorised or entitled thereto of free and uninterrupted passage and running of water and soil gas electricity and other services to and from the Premises upon through over or under sewers gutters drains pipes and watercourses wires cables ducts conduits and other media which serve the Premises in respect of which the Landlord may be entitled to such rights for himself or those deriving title under him so far as such right is necessary for the enjoyment of the premises but not for any other purpose


                                    PART 2
                                    ------

                         (Exceptions and Reservations)
                         -----------------------------

       SUCH rights of access to and entry upon the Premises as are necessary or
       ----
desirable for the proper and practical observance and performance of the Landlord's covenants conditions agreements and obligations hereunder


                              THE THIRD SCHEDULE
                              ------------------

                                    PART 1

                           (Covenants by the Tenant)
                           -------------------------

       To pay rent
       -----------

     1.1     TO pay the Reserved Rent by equal quarterly payments in advance on
             --
the usual quarter days in each year without any deduction

                                       7.

     To pay interest
     ---------------

     1.2     TO pay any interest for which the Tenant becomes liable pursuant to
             --
the provisions of Paragraph 1 of Part 2 of the Fifth Schedule

       To pay outgoings
       ----------------

     1.3     TO pay and discharge all rates taxes assessments impositions duties
             --
charges and outgoings whatsoever whether parliamentary local or otherwise including without prejudice to the generality of the foregoing any payments of a capital or recurring or non-recurring nature which are now or may hereafter become payable in respect of the Premises whether by the owner or occupier thereof (save such as shall be occasioned by any disposition of or dealing with (in either case otherwise than by the Tenant) or the ownership of any estate or interest expectant in reversion of the Term)

     To pay proportion of expenses
     -----------------------------

     1.4     TO pay or to repay (as the case may be) forthwith upon demand a
             --
fair proportion (to be certified by the Landlord's Surveyor) of the reasonable expenses from time to time properly payable for supporting repairing rebuilding maintaining cleansing laying and renewing all walls fences drains gutters pipes sewers drains pavements roads and any other easements structures or things the use of which is common to the Premises and other property adjoining or near thereto and to keep the Landlord indemnified against the same

       To pay cost of insurance
       ------------------------

     1.5     TO repay forthwith upon demand by the Landlord the premiums
             --
incurred by the Landlord (including but without prejudice to the generality thereof the reasonable and proper costs of periodic insurance valuations not more frequently than once every three years) in carrying out his obligations relating to insurance contained in Paragraph 1 of Part 2 of this Schedule including any additional or increased premium that may be payable in relation to the Premises as a result of any trade occupation or use of the Premises by the Tenant or act or omission of the Tenant

       To pay costs on consents etc.
       ----------------------------

     1.6     TO pay all reasonable Solicitors' Surveyors' and other charges
             --
properly incurred by the Landlord in or in connection with any application to the Landlord for any consent pursuant to the covenants herein and in or in connection with any notice or proceedings under Sections 146 and 147 of the Law of

                                       8.

Property Act 1925 notwithstanding that forfeiture shall be avoided otherwise than by relief granted by the Court and in or in connection with the preparation and service of any schedule of dilapidations served after the Determination of the Term

       To pay Value Added Tax
       ----------------------

     1.7     TO indemnify the Landlord or any other person in respect of the
             --
amount of any Value Added Tax or any other imposition of like nature chargeable or payable in respect of all sums payable by the Tenant under any provisions of these Presents whether to the Landlord or such other person save insofar as any such payment is recoverable by the Landlord or other such person as an input for Value Added Tax purposes

     To repair
     ---------

     2.1     TO cleanse and keep clean and to put and keep in good and
             --
substantial repair and condition and in whole or in part rebuild or renew as necessary the Premises (including the exterior and structure) and insofar as they exist in or at the Premises the water ventilation sanitary apparatus heating and/or air conditioning apparatus and the walls fences roads sewers drains plant and machinery and appurtenances thereof with all necessary reparations and cleansing and rebuildings works and amendments whatsoever including any which nay be rendered necessary by any latent or inherent defects in the Premises and to replace from time to time all Landlord's fixtures and fittings and appurtenances in the Premises which may be or become beyond repair at any time during the Term or at the Determination of the Term (damage by the Insured Risks excepted save where clause 5 of this Part of the Schedule takes effect)

     To Paint
     --------

     2.2 Without prejudice to the generality of the next preceding sub-clause to the reasonable satisfaction of the Landlord's Surveyor in every sixth year of the Term (to run from the commencement of the Term) and also in the year preceding the Determination of the Term to paint in a proper and workmanlike manner all the inside wood iron and other parts of the Premises heretofore or usually painted with a sufficient number of coats of good quality paint and to paper with paper of suitable quality such parts thereof as are usually papered and so that such internal painting and papering in the last year of the Term shall be of a tint or colour previously approved in writing by the Landlord such approval not to be unreasonably withheld and also with every such internal painting to clean wash whitewash colourwash grain varnish or paper stop whiten distemper and otherwise decorate and treat in a proper and workmanlike manner all such internal parts of the Premises that have been or ought

                                       9.

properly to be so treated and as often as may be necessary but not less than once in every fourth year of the Term (to run from the commencement of the Term) and also in the year preceding the Determination of the Term to paint in a proper and workmanlike manner all the external parts heretofore or usually painted and all additions thereto with a sufficient number of coats of good quality paint and to clean and treat in a suitable manner for its maintenance in good condition all the outside wood and metal work and polished stone not required to be painted or polished or distempered and to clean and wash down all tiles cladding glazed bricks or polished stone or similar washable surfaces and repoint all brickwork as and when reasonably required and so that the tints and colours of all such works of external decoration in the last year of the Term shall be previously approved by the Landlord in writing (such approval not to be unreasonably withheld)

     To maintain open areas
     ----------------------

     2.3     AT all times to keep and maintain to the reasonable satisfaction of
             --
the Landlord any areas not covered by buildings clear of rubbish and weeds and properly maintained neat tidy and landscaped as appropriate and whenever reasonably necessary or appropriate to replace any trees shrubs plants or other items

     To maintain equipment
     ---------------------

     2.4     WITHOUT prejudice to the generality of the foregoing to procure
             -------
that all electrical and mechanical installations and equipment within the premises be properly and regularly serviced and maintained by qualified persons

     To yield up
     -----------

     3.      TO yield up the Premises to the Landlord at the Determination of
             --
the Term so repaired maintained rebuilt cleansed painted treated and kept as aforesaid and fully cleared of any furniture fittings papers and refuse and in accordance with these Presents and prior to the Determination of the Term

     3.1 If so required by notice in writing from the landlord to remove from the Premises all tenant's and trade fixtures and fittings including any sign notice or fascia board showing the name and business of the Tenant provided that if the Tenant shall leave any such fixture or other items after the Determination of the Term they shall be deemed abandoned and the cost of the removal and distribution thereof shall be payable by the Tenant to the Landlord on demand

     3.2     To make good all damage caused to the Premises by such removal

                                      10.

     Not to use for immoral purposes
     -------------------------------

     4.1     NOT to do anything at the Premises which may be immoral or illegal
             ---
or a nuisance annoyance danger or an unreasonable disturbance to the Landlord or any of his tenants or the neighbourhood

     To use only for permitted use
     -----------------------------

     4.2     NOT without the Landlord's prior written consent (which shall not
             ---
be unreasonably withheld) to use the Premises for any other purpose than that specified in Part 6 of the First Schedule and not to use or allow the premises to be used for public or private auctions nor for residential purposes

     Not to vitiate insurance
     ------------------------

     5.1     NOT to do or omit in or on the Premises anything whereby the
             ---
insurance of the Premises against the Insured Risks may be vitiated or prejudiced nor without the consent of the Landlord (which shall not be unreasonably withheld) do anything whereby any additional premium may become payable for the insurance of the Premises and in the event of any Landlords insurance policy for the Premises or any part thereof being vitiated in consequence of any act action or omission of the Tenant fully and effectually to indemnify the Landlord against all costs claims proceedings or losses resulting from any damage or injury to the Premises or any part thereof in respect of which compensation is not forthcoming from the Landlord's insurers

     5.2 To notify the Landlord forthwith of any damage to or destruction of the Premises or any part thereof occasioned by the occurrence of any of the Insured Risks

     5.3 In the event of the Premises or any part thereof being damaged or destroyed by any of the Insured Risks at any time during the Term and the insurance money under any insurance effected thereon by the Landlord being wholly or partially irrecoverable by reason of any act or default of the Tenant then and in every such case the Tenant will forthwith (in addition to the said rents) pay to the Landlord the whole (or as the case may require) a fair proportion of the cost of rebuilding and reinstating the same any dispute as to the proportion to be so contributed by the Tenant or otherwise in respect of or arising out of this provision to be referred to arbitration in accordance with the provisions of the Arbitration Acts 1950 and 1979

     5.4 Not at any time without prior written consent of the Landlord to effect any insurance of the Premises (other than plate glass insurance) in respect of the Insured Risks but if at any time the Tenant is entitled to the benefit of any other

                                      11.

insurance on the Premises then to apply all moneys received by virtue of such other insurance towards the reinstatement by the Landlord in accordance with the covenant on its part hereinafter contained of the loss or damage in respect of which the same shall have been received

     5.5 At all times to comply with and observe the requirements of the relevant authorities having power to deal with means of escape from buildings in the event of fire so far as such requirements affect the Premises or the fixtures fittings or furniture therein

     5.6 To keep the Premises sufficiently supplied and equipped with fire fighting and extinguishing apparatus and appliances which shall be open to the inspection and maintained to the satisfaction of the local fire authority and also not to obstruct the access to or means of working of such apparatus and appliances

     5.7 Not to store nor permit the storage of any goods or materials upon any access ways or landscaped or car parking areas comprised within the Premises

     Not to display advertisements
     -----------------------------

6.   NOT without the prior written consent of the Landlord (which shall not be
     ---
unreasonably withheld) to display any sign or advertisement on the Premises

     Not to leave rubbish
     --------------------

7.   NOT to leave any rubbish or waste in any open part or outside the Premises
     ---
except in a suitable dustbin or other covered receptacle

     Prevention of damage by effluent etc. discharge
     -----------------------------------------------

     8.1 Not to permit but to take such measures as may be necessary to ensure that any effluent discharged from the Premises into the drains or sewers which belong to or are used for the Premises whether or not in common with other premises will not be corrosive or in any way harmful to the said drains or sewers or cause any obstruction or deposit therein and to keep all pipes watercourses gullies and drains belonging to and used exclusively by the Premises properly flushed cleansed and free from obstruction and if any such obstruction shall occur forthwith to remove the same and make good any damage caused thereby whether to the structure of the Premises or otherwise and to indemnify the Landlord against any claims arising from damage caused by such obstruction to adjoining or neighbouring premises

                                      12.

     8.2 To take at all times throughout the Term all such steps as are necessary and proper to prevent the emanation from the Premises of excessive noise fumes heat or vibration

     To comply with statutes
     -----------------------

9.   TO comply with and do and execute at the expense of the Tenant all such
     --
works and all such things as under or by virtue of any Act or Acts of Parliament now or hereafter to be passed are or shall be directed or necessary to be done or executed upon or in respect of the Premises or in respect of the Tenant's user thereof by the owner lessee tenant or occupier thereof and in particular but without prejudice to the generality hereof to comply with all obligations imposed upon the owner lessee tenant or occupier under or by virtue of the Offices Shops and Railway Premises Act 1963 the Defective Premises Act 1972 and the Planning Acts and at all times to keep indemnified the Landlord against all claims demands expenses and liability in respect thereof

     Assignment and underletting
     ---------------------------

     10.1 Save as hereinafter expressly provided not to agree to nor assign transfer underlet or part with or share the possession or occupation of the whole of the Premises or any part or parts thereof nor to charge any part or, parts thereof

     10.2 Not to assign or charge the Premises (here meaning the whole thereof) without the previous consent in writing of the Landlord which consent shall not be unreasonably withheld or delayed in the case of a respectable and responsible Assignee of satisfactory financial standing subject to such Assignee if the Landlord so requires first entering into a direct covenant with the Landlord to observe and perform the covenants on the part of the Tenant herein contained during the residue of the Term and to pay the rents hereby reserved and not further to assign or underlet or part with or share the possession or occupation of the Premises or any part thereof except on the said terms as are herein contained and also subject if the Landlord shall so reasonably require in the case of any Assignee who shall be a corporate body to a Guarantor (of a responsible and respectable and financial status reasonably acceptable to the Landlord) entering into a direct covenant with the Landlord for guaranteeing the observance and performance of the covenants on the part of the Tenant herein contained in such form of guarantee as the Landlord may reasonably require

     10.3 Not without the Landlord's prior written consent to underlet the whole or any part or parts of the demised premises except on terms consistent with those herein contained at a full market rent (all commutations premiums and fines being hereby

                                      13.

expressly prohibited) which shall be subject to review at such intervals as shall be normal in the market for similar property at the time of the grant thereof (but in any event at least as often as required by these Presents and simultaneous therewith) the rent and underlessee and the terms and form of the underlease being subject to the prior written consent of the Landlord (such consent not to be unreasonably withheld) PROVIDED ALWAYS that
                                         ---------------

             (i) there shall not be more than four occupational tenancies of the Premises at any one time each comprising not less than 15,000 square feet gross internal floor area and

             (ii) the Landlord may require a direct covenant from any
                  underlessee whether mediate or immediate) to observe and perform the covenants and conditions on the part of such underlessee contained in any such underlease

     10.4    Any underlease granted under this sub-clause shall contain

             (i) An unqualified covenant on the part of the Underlessee not to assign transfer charge or underlet or part with possession or occupation of the Premises thereby demised otherwise than in a manner consistent with the foregoing provisions of this clause

             (ii) A covenant on the part of the Underlessee that the Underlessee will not assign the whole of the Premises or underlet the whole or any part or parts thereof without obtaining the previous written consent of the Landlord under these Presents (such consent not to be unreasonably withheld) and of the Tenant under these Present and to provide in such Underlease that any sub-underleases granted out of such Underlease whether immediate or mediate shall contain provisions consistent with those contained in this clause 10

     10.5 Within one month of every permitted assignment transfer underlease (whether mediate immediate or derivative) parting with possession or occupation of these presents or of the Premises or of any charge or mortgage thereof to give notice thereof in writing with particulars thereof to the Landlord's Solicitors and produce to them a certified copy of such instrument (free of expense to the Landlord) for retention by the Landlord and to pay to them a reasonable registration fee of not less than Fifteen Pounds ((Pounds)15.00) in respect of each registration

                                      14.

     10.6 Upon every application for consent required by this clause 10 to disclose to the Landlord such information as to the terms proposed by the Tenant as the Landlord may reasonably require and whenever required by the Landlord to provide in writing full details of the actual occupation of the Premises

     10.7 In the event of a breach non-performance or non-observance of any of the covenants conditions agreements and provisions contained or referred to in these Presents by any underlessee or other person holding the Premises as underlessee (whether immediate or not) forthwith upon discovering the same to take and institute at the Tenant's own expense all necessary steps and proceedings to remedy such breach non-performance or non-observance.

     10.8 Nothing contained in this Clause 10 shall prevent the Tenant from sharing occupation of the whole or any part or parts of the Premises with any company (herein called "The Group Company") which is for the time being a subsidiary of the Tenant or the holding company of the Tenant or which is another subsidiary of the holding company of the Tenant (in each case within the meaning of Section 154 of the Companies Act 1948 and in any case whether mediate or immediate) subject to the following conditions:-

             (i) No relationship of landlord and tenant shall be created or deemed to exist between the Tenant and the Group Company

             (ii) The Group Company shall not be given exclusive occupation of the whole or any part of the Premises

             (iii) The right of any company to occupy the Premises or any part thereof shall determine upon such company ceasing to be a Group Company

             (iv) The Tenant shall notify the Landlord of the identity of any such Group Company occupying or ceasing to occupy the Premises as aforesaid

     Alterations
     -----------

     11.1 Not at any time to make any addition to or alteration in the structural frame of any building situated on the Premises

     11.2 Not at any time without the prior written consent of the Landlord (which (subject to the following provisions) shall not be unreasonably withheld) to make any addition to or

                                      15.

alteration in the external appearance of the Premises PROVIDED THAT:-

             (i) Any such addition or alteration shall be of a design consistent with and of comparable quality to the remainder of the Premises

             (ii) Any such addition or alteration shall incorporate good quality materials of a standard comparable to those used in the remainder of the exterior of the Premises

             (iii) At the determination of the Term the Tenant shall at the written request of the Landlord made prior to the determination of the Term dismantle and remove such as the Landlord may specify of any alterations and additions made to the Premises during the Term and shall reinstate the Premises and make good forthwith any damage caused

     Not to apply for planning permission
     ------------------------------------

     11.3    NOT without the previous consent in writing of the Landlord to
             ---
apply for any planning permission relating to the Premises or to any part thereof or to the use thereof or of any part thereof and in the event of the Landlord attaching any conditions to such consent not to apply for any planning permission save in accordance with those conditions and in particular but without prejudice to the generality of the aforesaid the Landlord shall be entitled to refuse any such consent if the giving of the same will or may render the Landlord liable to the payment of development land tax or any future tax or levy based upon the realisation of the development value in land unless the Tenant shall give to the Landlord a full and effectual indemnity in respect of any such tax or levy (but so that the amount of any such indemnity shall not exceed the amount of any such tax or levy for which the Landlord would otherwise have been liable but for this indemnity) PROVIDED THAT the Landlord shall not unreasonably withhold its consent to an application by the Tenant for planning permission in respect of a change of use or alteration of or addition to the Premises to which the Landlord shall have consented pursuant to the foregoing provisions of these Presents

     To apply for determination
     --------------------------

     11.4    IF the Landlord reasonably so directs to make application to the
             --
relevant planning authority for a determination whether any alteration or change of use proposed by the Tenant requires permission under the Planning Acts and to give notice in writing to the Landlord of the decision of the

                                      16.

relevant planning authority upon any such application and (where applicable) of the decision of the Secretary of State for the Environment upon appeal therefrom within seven days thereof

     To obtain other approvals
     -------------------------

     11.5    TO obtain all approvals of plans permissions and other things
             --
necessary for the execution of the erections or alterations and to comply with the regulations bye-laws conditions and other matters prescribed by any relevant planning authority either generally or in respect of the specific works undertaken in such erections or alterations

     To produce documents
     --------------------

     11.6    UPON request by the Landlord to produce to him or his authorised
             ----
agent all such notices permissions consents licenses approvals covenants receipts and other written documents in any way relating to the said erections and alterations and to allow the Landlord or his agent (but at the expense of the Landlord) to make a copy thereof

     To provide security for removal of works
     ----------------------------------------

     11.7    IN any case where planning permission has been granted subject to
             --
conditions as to the discontinuance of any permitted use or to removal of any works carried out pursuant to such permission the Landlord shall be entitled reasonably to require the Tenant to provide security for compliance with such conditions and no works shall be commenced or change of use instituted until such security shall have been provided to the reasonable satisfaction of the Landlord

     To remove unauthorised works
     ----------------------------

     11.8    TO remove any erection or alteration made without such previous
             --
consent in writing by the landlord or in respect of which the permission of the relevant planning authority is withdrawn or lapses and to comply with every order of such authority requiring the removal or demolition of or other work in connection with such erections or alterations and in all such cases to make good all damage caused by such removal demolition or other work and to restore all parts of the Premises affected thereby to a condition consistent with the covenants in these Presents as to repair and decoration

     Complete Developments within Term
     ---------------------------------

     11.9    UNLESS the Landlord shall otherwise direct to carry out before the
             ------
Determination of the Term any works (the carrying out of which is otherwise permitted hereunder) required to be

                                      17.

carried out in or on the Premises by a date subsequent to the Determination as a condition of any planning permission which may have been granted to and implemented by the Tenant during the Term

     To pay cost of works
     --------------------

     11.10   ALL the above provisions of this clause 11 unless otherwise agreed
             ---
when permission is granted by the Landlord for the execution of such erections or alterations shall be complied with at the cost and expense of the Tenant

     Purchase Notice
     ---------------

     11.11   NOT to serve any purchase notice under the Planning Acts requiring
             ---
any local authority to purchase the Tenant's interest in the Premises or any part thereof

     Compensation
     ------------

     11.12   IF the Tenant shall receive any compensation because of any
             --
restriction placed upon the user of the Premises or any part thereof under or by virtue of the Planning Acts then if and when its interest hereunder shall be determined under the power of re-entry herein contained or otherwise forthwith to make such provision as is just and equitable for the Landlord to receive its due benefit from such compensation unless the compensation authority shall otherwise order

     Not to overload
     ---------------

12.  NOT to overload the Premises or the supplies and services thereto
     ---

     Not to alter services
     ---------------------

13.  NOT to alter the electrical installation or other services serving the
     ---
Premises save in accordance with the relevant codes of practice

     Copies of Notices
     -----------------

     14.1 Within seven days of the receipt by the Tenant of the same to supply a copy to the Landlord of any notice or order or proposal for a notice or order or license consent permission or direction given or made under any Act and relating to the Premises and to permit the Landlord at all reasonable times upon prior notice given by the Landlord to enter upon the Premises to inspect the same for any purpose in connection with any such notice order proposal license consent permission or direction PROVIDED THAT the Landlord shall comply with the Tenant's

                                      18.

reasonable requirements and regulations relating to the conduct and timing of the Tenant's operation and business

     To comply with notices
     ----------------------

     14.2    TO comply at the Tenant's own expense with any statutory notice
             --
proposal for a notice order or other requirement lawfully served by any competent authority upon either the Landlord or the Tenant concerning the Premises (save such as shall properly relate to any disposition of or dealing with or the ownership of any estate or interest in the Premises expectant in reversion of the Term)

     To join in Landlord's representations
     -------------------------------------

     14.3    AT the request of the Landlord to make or join with the Landlord in
             --
making such reasonable objections or representations against or in respect of any such notice order or requirement as aforesaid as the Landlord shall reasonably deem expedient

     To permit entry
     ---------------

     15.1    TO permit the Landlord at all reasonable times at a convenient hour
             --
and upon reasonable notice (except in emergency) to enter the Premises to view the Premises to ensure that nothing has been done or omitted therein constituting a breach of any of the covenants herein and also to examine the condition of the Premises and take inventories of the Landlord's fixtures and fittings thereon PROVIDED THAT the Landlord shall comply with the Tenant's reasonable requirements and regulations relating to the conduct and timing of the Tenant's operation and business

     To remedy defects
     -----------------

     15.2    WITHIN one month (or sooner if reasonably appropriate) to commence
             ------
and thereafter diligently to proceed to remedy repair and make good all breaches and defects of which notice shall be given by the Landlord to the Tenant for which the Tenant is liable under these Presents and in case of default by the Tenant in remedying repairing or making good any such breaches within such period (without prejudice to any other rights or remedies of the Landlord) to enter the Premises to remedy such default and breaches and to repay on demand to the Landlord the cost thereof and all expenses incurred in connection therewith and to indemnify the Landlord in respect of any loss or injury caused to third parties by the default of the Tenant PROVIDED THAT (except in the case of any emergency repair or remedy which may be required) the Landlord shall give to the Tenant prior notice of his intention so to enter the Premises and (in any event) the Landlord shall so far as reasonably possible

                                      19.

comply with the Tenant's reasonable requirements and regulations relating to the conduct and timing of the Tenant's operation and business

     To permit Landlord's notices
     ----------------------------

16.  TO permit the Landlord to exhibit on the Premises a notice that the
     --
reversionary interest in the same is to be sold or (but only during the last twelve months of the Term) that the same are to be let and to permit by appointment inspection by intending tenants or purchasers of the Premises subject to compliance by such persons with the Tenant's reasonable requirements and regulations relating to the conduct and timing of the Tenant's operation and business

     Not to permit encroachments
     ---------------------------

17.  NOT to permit any encroachment upon the Premises or the acquisition of any
     ---
new right to light passage drainage or other easement on over or under the Premises and to give notice to the Landlord of any threat of such encroachment or acquisition and at the Landlord's reasonable request to take such proper action as may be reasonably appropriate to prevent such encroachment or acquisition PROVIDED THAT if the Tenant shall not take such proper action the
            -------------
Landlord may do the same and any expense incurred in so doing shall immediately be repaid to the Landlord by the Tenant on demand

     Costs of Licenses
     -----------------

     18.1 To pay the reasonable and proper legal charges and surveyors fees of the Landlord including the Stamp Duty on the licenses and counterparts resulting from all applications by the Tenant for any consent or approval or permission of the Landlord required by this Lease and also the reasonable and proper legal charges and surveyors fees incurred by the Landlord in cases where consent or approval or permission is refused or the application is withdrawn

     Legal Charges
     -------------

     18.2 To pay to the Landlords solicitors their reasonable and proper charges for the preparation of this Lease and the Counterpart thereof and the Stamp Duties thereon

     Indemnity
     ---------

     19.1 To indemnify and keep indemnified the Landlord from liability in respect of any injury to or the death of any person damage to any property movable or immovable the infringement disturbance or destruction of any right easement or privilege or

                                      20.

otherwise by reason of or arising directly or indirectly out of the non-compliance by the Tenant with any of its obligations under this Lease and from all proceedings costs claims and demands of whatsoever nature in respect of any such liability or alleged liability

     19.2 To be responsible for and to indemnify the Landlord against all damage occasioned to the Premises or any adjacent or neighbouring premises or to any person caused by any act default or negligence of the Tenant or the servants agents licensees or invitees of the Tenant


                                    PART 2
                                    ------

                          (Covenants by the Landlord)
                          ---------------------------

     To insure
     ---------

1. Subject to compliance by the Tenant with the provisions of sub clause 5.1 of Part 1 of this Schedule to keep the Premises insured in an insurance office of good repute or at Lloyds (subject to acceptance of such risks by insurers) in the joint names of the Landlord and the Tenant against

     1.1 loss or damage arising from the Insured Risks in such an amount as the Landlord shall from time to time reasonably deem to be adequate to cover the cost of completely rebuilding or replacing the Premises in the event of total destruction thereof (including reasonable provision for escalation of such cost between the date of destruction or damage and the date of rebuilding or reinstating the Premises) and

     1.2 professional fees on such amount (including architects' surveyors' engineers' solicitors' and any other relevant professional fees) the cost of demolition of the Premises and of site clearance and removal of debris and shoring up and the total rent reserved in respect of the Premises for a period of three years at the rate payable for the time being and prospectively to become payable from any Relevant Review Date (as herein defined)

     1.3 in the event of the premises being destroyed or damaged by any of the Insured Risks (subject to the provisions of clause 5.1 of Part 1 of this Schedule) with all reasonable speed (subject to previously obtaining any planning or other permission therefor) to repair or reinstate the Premises

     1.4 it is hereby agreed and declared that if the rebuilding repairing or reinstating of the Premises shall be frustrated or become incapable of performance the whole of the

                                      21.

insurance monies shall as between the Landlord and the Tenant belong to the Landlord

     Quiet Enjoyment
     ---------------

2.   THAT the Tenant upon paying the Reserved Rent and observing and performing
     ----
the Tenant's covenants contained in these Presents shall and may peaceably hold and enjoy the Premises during the Term without any interruption or disturbance from or by the Landlord or any person lawfully claiming by through under or in trust for him


                                FOURTH SCHEDULE
                                ---------------

                           (Proviso for Forfeiture)
                           ------------------------

     If the Reserved Rent or any part thereof shall remain unpaid for twenty-one days after becoming payable (whether formally demanded or not) or if any covenant or stipulation by the Tenant contained in these Presents shall not be performed or observed or if the Tenant or the Surety (or any one party included within the definition of the Tenant or the Surety) being a company shall enter into liquidation (whether compulsory or voluntary) save for the purpose of amalgamation or reconstruction or shall have a manager or receiver appointed or if the Tenant or the Surety (or any one individual included within the definition of the Tenant or the Surety) being an individual shall enter into a composition with his creditors or commit an act of bankruptcy or have a receiving or adjudication order made against him or suffer any of his effects to be taken in execution then and in any of the said cases it shall be lawful for the Landlord at any time thereafter to re-enter upon the Premises or any part thereof in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to the right of action of any party in respect of any arrears of rent or any antecedent breach of covenant by any other party


                                FIFTH SCHEDULE
                                --------------

                                    PART I
                                    ------

                          Provisions for Rent Review
                          --------------------------

1. The Reserved Rent shall be reviewed as at and (if appropriate) increased as from each Review Date during the Term as hereinafter provided

2. The Reserved Rent in respect of each Review Period shall be the highest of:-

                                      22.

     (i) The product of the formula (P / Q x R) where P is the Open Market Rent and Q is 25,000 and R is the gross internal area measured in square feet of the actual principal building comprised in the Premises and

     (ii) The amount of the Reserved Rent payable for the period immediately preceding the Relevant Review Date and

     (iii) The product of the formula (E x F) where E is the amount of the Reserved Rent payable for the period immediately preceding the Relevant Review Date and F is the Multiplier prevailing at the Relevant Review Date

3. The Landlord and the Tenant shall endeavour to agree the Comparable Premises and the Comparable Rent and the Open Market Rent at each Relevant Review Date and any such agreement shall be in writing signed by or on behalf of the Landlord and the Tenant

4. If the Comparable Premises and the Comparable Rent and the Open Market Rent shall not have been agreed between the Landlord and the Tenant three months before the Relevant Review Date for whatever reason and the Landlord shall not have previously given to the Tenant notice in writing that there will be no increase in the Reserved Rent for the Relevant Review Period either party may at any time (whether before or after the Relevant Review Date) by notice in writing to the other party require the Comparable Premises and the Comparable Rent and the Open Market Rent (or whichever of them shall not have been agreed between the Landlord and the Tenant as aforesaid) to be determined by the Surveyor who shall be jointly appointed by agreement between the Landlord and the Tenant Provided that such surveyor must have substantial experience of the relevant areas and of properties of a similar nature to the Premises and the Comparable Premises and of the matters in dispute

5. In default of agreement between the Landlord and the Tenant on the joint appointment of the Surveyor the Surveyor whose appointment shall be subject to the proviso to paragraph 4 of this part of the Fifth Schedule shall be appointed by the President (or other the Chief Officer or acting Chief Officer) for the time being of the Royal Institution of Chartered Surveyors on the written application of the Landlord or the Tenant who shall be at liberty to make such application at any time after giving the notice last referred to in accordance with paragraph 4 of this Part of the Schedule

6. The Surveyor shall act as an arbitrator in accordance with the provisions of the Arbitration Acts 1950 and 1979

7. If any of the Comparable Premises and the Comparable Rent and the Open Market Rent has not been ascertained by any Relevant

                                      23.

Review Date in accordance with the provisions hereof the Tenant shall pay to the Landlord for any interval between such Relevant Review Date and the date when the last of the Comparable Premises and the Comparable Rent and the Open Market Rent has been ascertained as aforesaid the Reserved Rent at the yearly rate payable immediately preceding such Relevant Review Date and upon the amount of the Reserved Rent payable from such Relevant Review Date being ascertained any additional amount payable for the period commencing on the Relevant Review Date and ending on the quarter day immediately following such ascertainment shall be forthwith paid by the Tenant to the Landlord together with interest thereon at three per cent below the Prescribed Rate for the period from the Relevant Review Date to the date of actual payment that interest to be recoverable as if it were part of the Reserved Rent PROVIDED THAT if the Landlord shall not have endeavoured to agree the Comparable Premises and the Comparable Rent and the Open Market Rent pursuant to paragraph 3 of this part of this Schedule and shall not have applied for the appointment of the Surveyor pursuant to paragraph 5 in either case on or before the Relevant Review Date then the Tenant shall only be obliged to pay any such interest as aforesaid with effect from the earlier of the dates on which the Landlord shall first endeavour to agree the Comparable Premises and the Comparable Rent and the Open Market Rent or shall apply for the appointment of the Surveyor

8. On each and every occasion during the Term that the Rent Restrictions shall prevent or prohibit either wholly or partially:-

     8.1 the operation of the above provisions for review of the Reserved Rent and/or

     8.2 the collection of the Reserved Rent or any instalment or part thereof by the Landlord or the retention thereof at any time after collection then and in any such case:-

     8.3 any Relevant Review Date shall be postponed to take effect on the first date or dates thereafter upon which such review may occur and if there shall be a partial relaxation of the Rent Restrictions there shall be a further review of the Reserved Rent on the first date thereafter as aforesaid notwithstanding that the Reserved Rent may have been increased in part on or since the original Relevant Review Date PROVIDED THAT any such postponed review or reviews shall be determined and assessed as at the original Relevant Review Date and not at the Postponed Review Date and/or

                                      24.

     8.4 the collection of any increase in the Reserved Rent shall be Postponed to take effect on the first date thereafter that such increase may be collected and/or retained in whole or in part and on as many occasions as shall be required to ensure the collection of the whole increase

     AND until the Rent Restrictions shall be relaxed either partially or wholly the Reserved Rent shall be the maximum sum from time to time Permitted by the Rent Restrictions

9. On each occasion that the Reserved Rent is reviewed pursuant to the provisions of this part of this Schedule the Landlord and the Tenant shall cause a memorandum of the amount thereof payable for the Relevant Review Period to be prepared and a counterpart thereof and for such memoranda to be signed respectively by or on behalf of the Landlord and Tenant


                                    PART 2
                                    ------

1.   IF the Tenant shall fail to pay within seven days of the due date the
     --
Reserved Rent or any other monies payable by the Tenant pursuant to any of the obligations herein he shall (save where he is already liable to pay interest thereafter in accordance with paragraph 7 of Part I of this Schedule and without prejudice to any other remedy or right of entry of the Landlord) pay interest thereon at the Prescribed Rate (whether before or after judgement) calculated from the date when such rent or monies as aforesaid become payable until the date of actual payment thereof by the Tenant and the amount owing together with such interest may be recovered by the Landlord by action or distress and as if (in the case of monies other than rent) the same formed part of the Reserved Rent or as liquidated damages

2.   IF the Premises shall at any time be destroyed or damaged by any of the
     --
Insured Risks so as to be unfit for occupation or use then and in any such case (unless the insurance of the Premises shall have been vitiated by the act neglect default or omission of the Tenant) the Reserved Rent or a fair and just proportion thereof according to the nature and extent of the damage sustained (the amount of such proportion in the event of dispute to be referred to a single arbitrator under the provisions of the Arbitration Acts 1950 and 1979) shall cease to be payable until the Premises shall have been reinstated or until the expiration of the period of three years from the date of such destruction or damage whichever shall first occur

3. Section 196 of the Law of Property Act 1925 shall apply to any notice required to be served by these Presents

                                      25.

4.   ANY approval license or consent or notice or request by the Landlord for
     ---
any of the purposes of these Presents shall be in writing and shall be sufficient if it purports to be signed by a duly authorized officer of the Landlord

5.   SUBJECT to the provisions of sub-section 2 of Section 38 of the Landlord
     -------
and Tenant Act 1954 in relation to the Tenant claiming compensation neither the Tenant nor any assignee or sub-lessee of the Term or the Premises shall be or become entitled on quitting the Premises or otherwise to any compensation under
Section 37 of the said Act

6.   NO warranty is given or to be implied by these Presents by the Landlord or
     --
otherwise that the use to which the Tenant proposes now or hereafter to put the Premises nor any alteration or addition which the Tenant may now or hereafter desire to carry out will not require planning permission under the Planning Acts and the Tenant will keep the Landlord indemnified against any costs claims actions proceedings compensation demands or charges which may arise directly or indirectly under the Planning Acts in respect of the Premises


                              THE SIXTH SCHEDULE
                              ------------------
                                (Surety Clause)


     The Surety HEREBY COVENANTS with the Landlord that the Tenant will during the Term pay the rents hereby reserved or as subsequently increased hereunder and made payable in manner aforesaid and will perform and observe all the covenants on the part of the Tenant and the conditions contained in these Presents and that in case of default in payment of the rents hereby reserved and made payable or in the performance or observance of such covenants the Surety will pay during the Term and make good to the Landlord on demand as well after as before any disclaimer all losses damages costs and expenses thereby arising or incurred by the Landlord PROVIDED ALWAYS that any neglect indulgence or forbearance of the Landlord in endeavouring to obtain payment of the rents hereby reserved and made payable when the same becomes payable or to enforce performance of the said covenants on the part of the Tenant or the conditions or any time which may be given to the Tenant by the Landlord or any revision or variation to this Lease or these Presents made between the Landlord and the Tenant shall not release or exonerate or in any way affect the liability of the Surety under this covenant which as between the Landlord and the Surety shall be deemed to be liability of a principal but PROVIDED FURTHER that the liability of the Surety under this covenant shall not extend to any matter for which the original Tenant herein named is not also liable under the covenants and conditions on the part of the Tenant contained in

                                      26.

these Presents AND in the event of the original Tenant herein named during the Term (or if shorter during the period while these Presents remain vested in the original Tenant herein named) becoming bankrupt or entering into liquidation and the trustee in such bankruptcy or the liquidator as the case may be disclaiming these Presents the Surety hereby covenants with the Landlord to accept from the Landlord a new lease of the Premises for a term equal in duration to the residue remaining unexpired of the Term at the date of disclaimer such lease to contain the same terms in all respects (including the proviso for re-entry) as are contained in these Presents PROVIDED that the Landlord within the period of three months after such disclaimer shall serve upon the Surety notice so to do


THE COMMON SEAL of BOTANY     )
INVESTMENTS LIMITED was       )
hereunto affixed in the       )
presence of:-                 )



               Director
               --------

               Secretary
               ---------

                                      27.

                               DATED 26 May 1988


                                     DEED
                         varying lease of premises at
                           Coed Rhedyn Newport Gwent



             BOTANY INVESTMENTS LIMITED       (1)
             INMOS LIMITED                    (2)
             INMOS INTERNATIONAL plc          (3)



                                Ref:  3/7543w/ft

                                      28.

     DEED


     DATED 26 May 1988


     PARTIES


(1) BOTANY INVESTMENTS LIMITED ("the Landlord") having its registered office at Botany Avenue Mansfield Nottinghamshire NG18 5NF (registered in England under company number 508154)

(2) INMOS LIMITED ("the Tenant") having its registered office at 1000 Aztec West Almondsbury Bristol BS12 4SQ (registered in England under company number 1376187)

(3) INMOS INTERNATIONAL plc ("the Surety") having its registered office at 1000 Aztec West Almondsbury Bristol BS12 4SQ (registered in England under company number 1355232)

     RECITALS

A    This deed is supplemental to a lease ("the Lease") dated 5 July 1985 made between the Landlord (1) the Tenant (2) and the Surety (3) by which premises ("the Premises") situate at Coed Rhedyn Newport Gwent more particularly described in the Lease were demised for a term of 25 years from 25 March 1985 subject to the payment of the rents reserved by and the observance and performance of the covenants on the lessees part and the conditions contained in the Lease

B    The reversion immediately expectant upon the determination of the term granted by the Lease remains vested in the Landlord and the unexpired residue of the term granted by the Lease remains vested in the Tenant

C    The parties hereto have agreed that the Lease should be varied in accordance with the provisions of this deed

     OPERATIVE PROVISIONS

1    The parties hereby agree that:

     1.1 The plan annexed to this deed shall be substituted for the plan annexed to the Lease to the intent that those parts of the land shown coloured pink on the said plan which were not included in the original demise to the Tenant hereinbefore recited shall henceforth be included in the said demise to the Tenant and shall form part of the premises and shall be subject to the covenants and conditions contained in the Lease

                                      29.

     1.2 The inventory annexed to this deed shall be substituted for the inventory attached to the Lease

     1.3 Paragraph (b) of the definition of "Open Market Rent" contained in clause 1.16 of the Lease shall be amended to read as follows:

             "(b) any effect upon rent of any improvement carried out by the Tenant or any undertenant during the Term other than such as are carried out in pursuance of an obligation under these Presents or such as are set forth in the inventory attached"

     1.4 The definition of "Notional Premises" in clause 1.20 of the Lease shall be amended so as to read as follows:

             "1.20  "Notional Premises": the Premises (excluding the matters to
                     ------------------
     be disregarded pursuant to paragraphs (b) and (c) of Clause 1.16) on the assumption that the principal building therein comprised is (or at the Relevant Review Date shall be) a building in all material respects (so far as reasonably possible) of the same age design construction and layout and with similar ancillary facilities and with the same proportionate distribution of internal floor space between the several uses carried on or intended to be carried on therein as (in all such respects) the actual principal building for the time being comprised in the Premises but has (or shall have) a gross internal floor area of 25,000 square feet"

     1.5 The following additional clause shall be added as clause 20 at the end of Part 1 of the Third Schedule of the Lease:

     "Restriction against creation of access way

     20 Not to create or allow to be created any access way vehicular or pedestrian from the land transferred by a Transfer dated 14 February 1986 made between the Secretary of State for Wales (1) and Botany Investments Limited (2) to the adjoining roads known as the A455 or the M4 or its slip roads"

2    The parties hereto hereby agree and declare that henceforth the Lease shall take effect and be read and construed in accordance with the variations contained in this deed and confirm that the covenants and conditions contained in the Lease (save as varied by this deed) shall continue in full force and effect

3    The Landlord agrees that forthwith following completion of this deed it will procure that a memorandum of this deed in the

                                      30.

form set out below is endorsed upon the counterpart Lease and the Tenant agrees that forthwith following completion of this deed it will procure that such a memorandum is endorsed upon the original Lease:

             "By a deed dated 26 May 1988 made between Botany Investments Limited (1) INMOS Limited (2) and INMOS International plc (3) the provisions of the within written lease were varied in accordance with the provisions contained in the said deed"

4    The Landlord and Tenant hereby agree that immediately following execution of this deed they will lodge at H M Land Registry the land certificates relating to their respective titles in the Premises to meet applications for registration of this deed and do hereby jointly apply to the chief land Registrar to make the necessary entries on the registers of the titles concerned in order to give effect to the variations contained in this deed

     IN WITNESS the parties have duly executed this deed the day and year first above written


     The Common Seal of             )
     BOTANY INVESTMENTS LIMITED     )
     was hereunto affixed in the    )
     presence of                    )



                              Director


                              Secretary

                                      31.

                                   INVENTORY

                               SCHEDULE OF WORKS
                               -----------------


1    SUSPENDED CEILING

     16 mm thick compressed fibre glass accolade ceiling panel with vinyl skin to face laid in exposed T-grid complete with perimeter batten as follows:

     (a) Assembly Area:  1200 x 600 mm tiles

     (b) Cafeteria and Administration Areas 600 x 600 mm tiles

2    LIGHTING

     (a) Assembly Area: Thorn "Clipper" type fluorescent tube system, surface mounted on flanged deep trunking forming part of the suspended ceiling.
Switched in 16 sections from a main distribution boards (distribution boards excluded) with cabling run transversely in 2 cross ducts to each run of lighting trunking. All necessary additional suspensions included.

             613 no. twin lamp 5 foot tube surface mounted fittings to give 400 lux lighting level.

     (b) Cafeteria and Administration Areas: Thorn "New Format" recessed lighting fittings size 600 x 1800 mm with prismatic diffusers wired to one main distribution board (distribution board excluded) through PVC conduit. Fittings fixed in a modular grid into the suspended ceiling, including all necessary additional suspension and supports.

             182 no. twin lamp 6 foot tube recessed fittings, giving 500 lux lighting level

3    HIGH PRESSURE WATER MAIN AND SPRINKLER INSTALLATION

     200 mm ductile cast iron high pressure water main to BS121 8 to perimeter of building including all necessary trenching, beds, surrounds, valves and connections 5 nr fire hydrants with bolted connections to BS750 and BS5306.

     Sprinkler system to be in accordance with the rules of the Fire Officer's Committee for automatic sprinkler systems 29th Edition and BS5306 part 2: 1979
- Code of Practice for fire extinguishing installations and equipment on premises - sprinkler systems as follows:

                                      32.

     (a) Assembly Area:  ordinary hazard group 3.

     (b) Cafeteria and Administration Areas:  ordinary hazard.

     150 mm ductile cast iron high pressure water main to BS1218 connected to mains water supply including all necessary trenching, beds, surrounds, valves and connections. Sprinkler heads to conventional pattern of a make and type approved by the FOC and listed in the FOC list of approved automatic sprinkler equipment.

4    FLOOR COVERINGS

     Floor coverings provided as follows:

     (a)     Assembly Area

             (i) corridors and ancillary area: 2 mm vinyl tile flooring 23,000 sq. ft.

             (ii) production area: Gerland Robust anti-static tile flooring to assembly areas. No finish (developers power floated concrete slab) to process area 28,500 sq. ft.

     (b)     Cafeteria and Administration Areas

             (i) cafeteria:  2 mm vinyl tile flooring

             (ii) administration area:  Heuga contract carpet tiles

                                      33.

                               H M LAND REGISTRY

             H M LAND REGISTRY LAND REGISTRATION ACTS 1925 TO 1986

                    RULES 98 OR 115 LAND REGISTRY RULES 1925



County or District:    Gwent - Newport

Title Number:          WA310195

Property:              Land on the east side of the A455 at Coed Rhedyn

Date:                  19 day of January 1995


1 In consideration of ten pounds ((Pounds)10.00) inclusive of Value Added Tax if any the receipt of which is hereby acknowledged NEWPORT WAFER-FAB LIMITED a company registered in England and Wales under Company Registration Number 2739765 having its registered office at Cardiff Road Duffryn Newport Gwent NP9 1YJ ("the Transferor") as beneficial owner hereby transfers to ELECTROTECH LIMITED a company registered in England and Wales under Company Registration Number 1373344 having its registered office at 1-5 Old Mixon Trading Estate Weston Super Mare Avon BS24 9AX ("the Transferee") the land comprised in the title above referred to

2    IT IS HEREBY AGREED AND DECLARED that any covenant which is implied by
     Section 24(1)(a) of the Land Registration Act 1925 by reason of the Transferor transferring and being expressed to transfer as beneficial owner shall be so modified that it shall not be implied that any obligation on the part of the tenant contained in the Registered Lease has been performed or observed which is performed or observed would put the Property into a state and condition other than that in which it now is

3 With the object and intention of affording to the Transferor a full and sufficient indemnity but not further or otherwise the Transferee and (as a separate covenant) ELECTROTECH EQUIPMENTS LIMITED a company registered in England and Wales under Company Registration Number 939289 having its registered office at Prince of Wales Industrial Estate Abercarn Newport Gwent NP1 5AR ("the Guarantor") hereby covenant with the Transferor that the Transferee and its successors in title shall:-

     3.1 henceforth pay the rents reserved by and perform and observe all the tenant's covenants and the conditions and provisions contained in the Registered Lease and in any other document which related to the Property

     3.2 keep the Transferor indemnified against all actions demands losses costs claims expenses damages and liability whatsoever by reason of any breach of the above provisions of this clause

     4 The Transferee hereby covenants with the Transferor by way of indemnity only to observe and perform all restrictions covenants agreements stipulations and other matters contained or referred to in the Registers of Title under the Title Number and any other matter relating to the Property in respect of which the Transferor may remain liable and to indemnify and keep indemnified the Transferor from and against all actions costs claims demands losses expenses and liability in respect thereof or in any way relating thereto and the Guarantor (as a separate covenant) hereby covenants with the Transferor to keep the Transferor indemnified against all actions claims demands losses costs expenses damages and liability whatever by reason of any breach by the Transferee of the above provisions of this clause

EXECUTED AS A DEED BY NEWPORT
WAFER-FAB LIMITED by the signature of:-


                         Director




               Secretary/Director